UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2016

YELP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35444	20-1854266
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

140 New Montgomery Street, 9th Floor
San Francisco, CA 94105
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (415) 908-3801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2016, at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Yelp Inc. (the “Company”), the Company’s stockholders approved the amendment of the Company’s 2012 Equity Incentive Plan, as amended (the “2012 Plan”), to:

●	increase the aggregate number of shares of the Company’s Class A common stock reserved for issuance under the 2012 Plan by 3,000,000 shares, from 25,590,061 to 28,590,061 shares; and
●	increase the maximum number of shares of the Company’s Class A common stock that may be automatically added to the share reserve on January 1 of each year from January 1, 2017 through (and including) January 1, 2022 pursuant to the “evergreen” provision of the plan, from 4.0% to 7.0% of the total number of shares of the Company’s capital stock outstanding on December 31 of the preceding calendar year.

The Company’s Board of Directors (the “Board”) and the Compensation Committee of the Board approved the amendment of the 2012 Plan (as amended, the “Second Amended 2012 Plan”), subject to stockholder approval, on January 27, 2016.

Approval of the Second Amended 2012 Plan also constituted approval of terms and conditions in the Second Amended 2012 Plan that will permit the Company to grant stock options and performance awards under the Second Amended 2012 Plan that may qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Second Amended 2012 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A more detailed summary of the material features of the Second Amended 2012 Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 4, 2016 (the “Proxy Statement”). Each of that summary and the foregoing description is qualified in its entirety by reference to the text of the Second Amended 2012 Plan, a copy of which is attached as Exhibit 10.1 hereto and is incorporated into this Item 5.02 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 13, 2016, the Company held its Annual Meeting via a live audio webcast. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Proxy Statement. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter, and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

Each of the three nominees for Class I director was elected to serve until the Company’s 2019 Annual Meeting of Stockholders, or until his successor has been duly elected and qualified. The voting results were as follows:

				Percentage of Votes in
Director Name	Votes For	Votes Withheld	Broker Non-Votes	Favor
Fred D. Anderson, Jr.	107,388,623	8,409,571	20,330,168	92.7%
Peter Fenton	106,364,080	9,434,114	20,330,168	91.9%
Jeremy Levine	111,821,925	3,976,269	20,330,168	96.6%

The Company’s stockholders ratified the selection by the Audit Committee of the Board of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016. The voting results were as follows:

				Percentage of Votes in
Votes For	Votes Against	Abstentions	Broker Non-Votes	Favor
129,625,157	6,435,914	67,291	—	95.2%

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The voting results were as follows:

				Percentage of Votes in
Votes For	Votes Against	Abstentions	Broker Non-Votes	Favor
109,606,656	2,376,585	3,814,953	20,330,168	94.7%

The Company’s stockholders approved the Second Amended 2012 Plan. The voting results were as follows:

				Percentage of Votes in
Votes For	Votes Against	Abstentions	Broker Non-Votes	Favor
92,734,595	19,251,655	3,811,944	20,330,168	80.1%

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	2012 Equity Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2016	YELP INC.

	By:	/s/ Laurence Wilson
Laurence Wilson
Senior Vice President & General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	2012 Equity Incentive Plan, as amended.